UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 25, 2013

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

520 MADISON AVENUE NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Approval of Incentive Compensation Plan

On July 25, 2013, Leucadia National Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which shareholders approved an amendment and restatement of the Leucadia National Corporation 2003 Incentive Compensation Plan (the “Incentive Plan”).  The Company assumed the Incentive Plan upon completion of the acquisition of Jefferies Group LLC on March 1, 2013.  By obtaining shareholder approval of the Incentive Plan, all employees of the Company are now eligible to participate in the Incentive Plan.  In addition, shareholder approval of the Incentive Plan extended the Company’s ability to grant equity awards and cash incentive awards that are tax deductible under Section 162(m) of the Internal Revenue Code until the annual meeting in 2018.  A copy of the Incentive Plan is filed as Appendix I to the Proxy Statement filed with the SEC in connection with the Annual Meeting.

In connection with shareholder approval of the Incentive Plan, the Compensation Committee approved a Form of Restricted Stock Units Agreement and a Form of Restricted Stock Agreement, pursuant to which the Company may grant awards of Restricted Stock Units or Restricted Stock, as applicable, from time to time.  These awards may be subject to time and/or performance-based conditions.  The foregoing description is qualified entirely by reference to a copy of each of the Form of Restricted Stock Units Agreement and the Form of Restricted Stock Agreement, each of which is attached hereto as Exhibits 10.1 and 10.2, respectively, and the material terms of which are incorporated by reference herein.

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 25, 2013.

1.           Nine directors were elected to the Board of Directors.  The voting results were as follows:

	Number of Shares
	For	Withheld	Broker Non-Votes
Robert D. Beyer	271,312,370	1,245,280	44,064,347
W. Patrick Campbell	270,431,144	2,126,506	44,064,347
Brian P. Friedman	262,347,978	10,209,671	44,064,348
Richard B. Handler	269,712,106	2,845,543	44,064,348
Robert E. Joyal	268,547,573	4,010,077	44,064,347
Jeffrey C. Keil	254,839,003	17,718,647	44,064,347
Michael T. O’Kane	268,577,482	3,980,167	44,064,348
Stuart H. Reese	270,612,666	1,944,983	44,064,348
Joseph S. Steinberg	256,816,733	15,740,917	44,064,347

2.           The advisory vote on executive compensation was approved.  The voting results were as follows:

For	145,736,178
Against	125,487,091
Abstentions	1,334,361
Broker Non-Votes	44,064,367

3.           The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ended December 31, 2013.  The voting results were as follows:

For	315,014,772
Against	1,294,490
Abstentions	312,735

4.           The Company’s shareholders approved the amendment and restatement of the Leucadia National Corporation 2003 Incentive Compensation Plan.  The voting results were as follows:

For	162,939,813
Against	108,912,745
Abstentions	705,071
Broker Non-Votes	44,064,368

5.              The Company’s shareholders approved the amendment and restatement of the Leucadia National Corporation 1999 Directors’ Stock Compensation Plan.  The voting results were as follows:

For	250,433,879
Against	21,339,050
Abstentions	784,249
Broker Non-Votes	44,064,819

Item 9.01       Financial Statements and Exhibits

(d)           The following exhibits are filed herewith:

Number	Exhibit

10.1	Form of Restricted Stock Units Agreement

10.2	Form of Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013

LEUCADIA NATIONAL CORPORATION

	By:	/s/ Joseph A. Orlando
		Name:	Joseph A. Orlando
		Title:	Vice President and Chief Financial Officer

EXHIBT INDEX

Number	Exhibit

10.1	Form of Restricted Stock Units Agreement

10.2	Form of Restricted Stock Agreement

5